                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant ___
Check the appropriate box:
___      Preliminary Proxy Statement
___      Confidential, for Use of the Commission Only (as permitted by Rule 14A-
         6(e)(2))
 X       Definitive Proxy Statement
___      Definitive Additional Materials
___      Soliciting Material Pursuant to ss.240.14a-12

                           MACC PRIVATE EQUITIES INC.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement if other than
                                 the Registrant)

Payment of Filing Fee (Check the appropriate box)
 X       No fee required
___      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)       Title  of  each  class  of  securities  to  which  transaction applies:_____________________________________________________.
         2)       Aggregate number of securities to which transaction applies:__
                  ______________________________________________ .
         3)       Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):______________________________________________
                  __________________________.
         4)       Proposed maximum aggregate value of transaction:______________
                  __________________________.
         5)       Total fee paid:____________________.

___      Fee paid previously with preliminary materials
___      Check box if any part of the fee is offset as provided  by Exchange Act
         Rule  0-11(a)(2)  and identify  the filing for which the offsetting fee was paid  previously.  Identify  the  previous  filing by  registration statement  number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:______________________________________.
         2)       Form, Schedule or Registration Statement No.:________________.
         3)       Filing Party:_________________________.
         4)       Date Filed:___________________________.

                                January 12, 2007

To the Shareholders of MACC Private Equities Inc.:

     The  Annual  Meeting of  Shareholders  of our  Corporation  will be held on
Tuesday, February 27, 2007, at 10:00 a.m. Mountain Standard Time at the HMS Host
Meeting Room, Terminal 3, Phoenix Sky Harbor International  Airport, 3400 E. Sky
Harbor Blvd., Phoenix, Arizona 85034.

     A Notice of the meeting, a Proxy and Proxy Statement containing information about  matters to be acted upon are  enclosed.  In  addition,  the MACC  Private
Equities  Inc.  Annual  Report for the Fiscal Year ended  September 30, 2006, is enclosed  and  provides  information  regarding  the  financial  results  of the
Corporation  for the year.  Holders of Common  Stock are entitled to vote at the
Annual  Meeting on the basis of one vote for each share held.  If you attend the
Annual  Meeting in February,  you retain the right to vote in person even though you previously mailed the enclosed Proxy.

     It is important that your shares be  represented at the meeting  whether or not you are  personally in  attendance,  and I urge you to review  carefully the
Proxy  Statement and sign,  date and return the enclosed  Proxy at your earliest convenience.  I look forward to meeting you and, together with our Directors and
Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.
Very truly yours,

Geoffrey T. Woolley Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 2007

To the Shareholders of MACC Private Equities Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the  Shareholders of MACC
Private Equities Inc., a Delaware corporation (the "Corporation"),  will be held on Tuesday,  February 27, 2007, at 10:00 a.m.  Mountain Standard Time at the HMS
Host Meeting Room, Terminal 3, Phoenix Sky Harbor International Airport, 3400 E.
Sky Harbor Blvd., Phoenix, Arizona 85034, for the following purposes:

     1. To elect five  directors  to serve  until the 2008  Annual  Shareholders
Meeting or until their respective successors shall be elected and qualified;

     2. To ratify the  appointment  of KPMG LLP as  independent  auditors of the
Corporation for fiscal year 2007; and

     3. To transact such other  business as may properly come before the meeting and any adjournment thereof.

     Only holders of Common Stock of the  Corporation  of record at the close of business on December  29,  2006,  will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.
By Order of the Board of Directors

David R. Schroder, Secretary

     Your  Officers and  Directors  desire that all  shareholders  be present or represented at the Annual Meeting.  Even if you plan to attend in person, please date,  sign  and  return  the  enclosed  proxy in the  enclosed  postage-prepaid envelope at your earliest  convenience so that your shares may be voted.  If you do attend the meeting in February,  you retain the right to vote even though you mailed the enclosed proxy.  The proxy must be signed by each  registered  holder exactly as the stock is registered.

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 2007

     This Proxy  Statement is furnished in connection  with the  solicitation by the Board of  Directors of MACC Private  Equities  Inc., a Delaware  corporation
(the  "Corporation"),   of  proxies  to  be  voted  at  the  Annual  Meeting  of
Shareholders  to be held on February 27, 2007, or any  adjournment  thereof (the
"2007 Annual Meeting").  The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to  shareholders  of the Corporation is on or about January 12, 2007.

                             PURPOSES OF THE MEETING

         The 2007 Annual Meeting is to be held for the purposes of:

     (1) electing five persons to serve as Directors of the Corporation to serve until the 2008 Annual Shareholders Meeting or until their respective  successors shall be elected and qualified;

     (2)  ratifying  the  appointment  by the Board of  Directors of KPMG LLP as independent auditors of the Corporation for fiscal year 2007; and

     (3) transacting such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors  unanimously  recommends that the shareholders  vote
FOR the election as Directors of the persons named under  ELECTION OF DIRECTORS, and FOR the ratification of the appointment of KPMG LLP as independent auditors.

                              VOTING AT THE MEETING

     The record date for holders of Common  Stock  entitled to notice of, and to vote at, the 2007 Annual  Meeting is the close of business on December  29, 2006
(the "Record Date").  As of the Record Date, the Corporation had outstanding and entitled to vote at the 2007 Annual Meeting 2,464,621 shares of Common Stock.

     The  presence,  in person or by proxy,  of the holders of a majority of the shares of Common  Stock  outstanding  and  entitled  to vote at the 2007  Annual
Meeting is necessary  to  constitute  a quorum.  Abstentions  and shares held by brokers,  banks, other institutions and nominees that are voted on any matter at the 2007 Annual Meeting are included in determining the presence of a quorum for the  transaction of business at the  commencement of the 2007 Annual Meeting and on those  matters for which the broker,  nominee or fiduciary  has  authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy,  for each share of Common  Stock  held in the  shareholder's name at the close of business on the record date.

     To be elected a Director,  each nominee  under  PROPOSAL 1 must receive the favorable  vote of the  holders of a  plurality  of the  shares of Common  Stock entitled to vote and represented at the 2007 Annual Meeting.

     In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending  September 30, 2007 under PROPOSAL 2, this proposal must receive the favorable  vote of a majority of the  outstanding shares of Common Stock entitled to vote at the 2007 Annual Meeting.

     Each proxy delivered to the Corporation,  unless the shareholder  otherwise specifies therein, will be voted:

     >>   FOR the election as Directors of the persons  named under  ELECTION OF
          DIRECTORS--NOMINEES, and

     >>   FOR the  ratification  of the appointment by the Board of Directors of
          KPMG LLP as independent auditors.

     In each case where the  shareholder  has  appropriately  specified  how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting,  a vote may be cast pursuant to the  accompanying  proxy in accordance with the judgment of the  person  or  persons  voting  the same,  but  neither  the  Corporation's management  nor the  Board  of  Directors  knows  of any such  other  matter  or business.  Any shareholder has the power to revoke his proxy at any time insofar as it is  then  not  exercised  by  giving  notice  of such  revocation,  either personally at the meeting or in writing,  to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     All Director  nominees  elected at the 2007 Annual Meeting will serve until the 2008 Annual Meeting of  shareholders  or until their  respective  successors shall be elected and qualified.  The persons named in the  accompanying  form of proxy intend to vote such proxy for the election of the nominees  named below as
Directors  of the  Corporation  to  serve  until  the  next  Annual  Meeting  of
shareholders  or  until  their  respective   successors  shall  be  elected  and
qualified,  unless  otherwise  properly  indicated on such proxy. If any nominee shall become  unavailable for any reason,  the persons named in the accompanying form of proxy are  expected to consult with the Board of Directors in voting the shares  represented by them at the 2007 Annual  Meeting.  The Board of Directors has no reason to doubt the  availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

     Proxies may not be voted for more than the five Director nominees set forth below. To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality  of the shares of Common  Stock  entitled to vote and represented at the 2007 Annual  Meeting.  The names of the nominees,  along with certain information concerning them, are set forth below.

Nominees

     In the chart below,  "Interested  Director"  indicates the director nominee who does not meet the definition of "independent director" provided in the rules applicable  to  companies  listed on the Nasdaq  Capital  Market.  In  contrast,
"Independent Directors" do meet such qualification. The address for all Director nominees is 101 Second  Street SE,  Suite 800,  Cedar  Rapids,  Iowa 52401.  All
Director  nominees  also serve as Directors of  MorAmerica  Capital  Corporation
("MorAmerica"), the Corporation's wholly-owned subsidiary.

                              Interested Directors

                                                                                            Number of
                                 Term of                                                  Portfolios in
  Name            Position(s)  Office and                                                      Fund         Other
 and Age           Held with    Length of         Principal Occupation(s)                    Complex     Directorships
                      the         Time              During Past 5 Years                    Overseen by      Held by
                  Corporation    Served                                                    Nominee (1)     Nominee (2)

Goeffrey T.       Director     Director     Executive Chairman, European Venture               One           None
Woolley,          and          since        Partners (founded in 1997 by Mr. Woolley to
47 (3)            Chairman     2003,        introduce "venture leasing," an asset-backed
                  of the       elected      debt instrument with equity participation to
                  Board        Chairman     the European and Israeli markets); director,
                               April, 2004  Dominion Ventures, Inc.; director, BH
                                            Thermal Corp.; director, University
                                            Opportunity Fund; director, Utah Capital
                                            Investment Corporation; Chairman of the
                                            board: MorAmerica, Hild Assets, Ltd. and
                                            Unitus Equity Fund. Mr. Woolley holds an
                                            M.B.A. from the University of Utah and a
                                            B.S. in Business Management with a Minor
                                            in Economics from Brigham Young
                                            University.

Benjamin          Director     Since        Chairman & CEO, Central Proteina Prima             One           None
Jiaravanon,                    February,    (manufacturer of animal, poultry and fish feeds)
36 (4)                         2004         since 2004; President, Strategic Planning Group,
                                            Charoen Pokphand Indonesia (agribusiness
                                            conglomerate 2002 - 2004; Associate, Direct
                                            Investments Group, Merrill Lynch, 1996 -
                                            2002.  Mr. Jiaravanon received his Bachelor
                                            of Science degree in industrial management
                                            from Carnegie Mellon University.

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation and MorAmerica are deemed one "fund."
(2) "Other Directorships" indicate other U.S. publicly-traded companies.
(3)  Because  of  Mr.  Woolley's  relationship  with  the  Corporation's  former investment  advisor,  Mr.  Woolley would not be an  "independent"  director,  as defined in the applicable listing standards of the Nasdaq Capital Market.
(4) To the extent that Bridgewater  International Group, LLC ("Bridgewater") may
be deemed to be in  control  of the  Corporation  as a result of its  beneficial ownership of the Corporation's Common Stock, Mr. Jiaravanon, as the sole manager of Bridgewater,  may be an "interested person" of the Corporation,  as that term is defined in Section 2(a)(19) of the Investment Company Act.

                              Independent Directors

                                                                                            Number of
                                 Term of                                                  Portfolios in
  Name            Position(s)  Office and                                                      Fund          Other
 and Age           Held with    Length of         Principal Occupation(s)                    Complex     Directorships
                      the         Time              During Past 5 Years                    Overseen by      Held by
                  Corporation    Served                                                    Nominee (1)     Nominee (2)

Gordon J.        Director     Since 2000  CFO and Chief Operating Officer, Roth Capital        One           None
Roth,                                     Partners, LLC (independent investment
52                                        banking firm specializing in small-cap
                                          companies), 2000-present; Chairman, Roth &
                                          Company, P.C. (public accounting firm located
                                          in Des Moines, Iowa), 1990-2000. Prior to that,
                                          Mr. Roth was a partner at Deloitte & Touche, a
                                          public accounting firm, in Des Moines.

Jasja            Director     Since       Executive Director, Corporate Strategy and           One           None
Kotterman, 37                 February,   Business Development, Avon Products, 2004-
                              2004        present; Vice President, Strategic Planning and
                                          Business Development for Primedia Inc.
                                          (diversified media company), 2003-2004;
                                          Managing Director, Primedia International (the
                                          international development group for Primedia),
                                          2000-2003.  Ms. Kotterman holds an M.B.A.
                                          from the Wharton School, an M.A. in
                                          International Studies from the University of
                                          Pennsylvania, and is a graduate of Cambridge
                                          University in England, where she received an
                                          M.A. in Genetics and an M.Phil. in
                                          International Development.

Michael W.       Director     Since 1994  Director, MorAmerica since 1994; C.E.O.              One           None
Dunn,                                     since 1980), President and Director (since
57                                        1983), Farmers & Merchants Savings Bank of
                                          Manchester, Iowa; Vice President and Director,
                                          Security Savings Bank of Eagle Grove, Iowa;
                                          President and CEO, Dunn Investment Co.
                                          (bank holding company).

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation and MorAmerica are deemed one "fund."
(2) "Other Directorships" indicate other U.S. publicly-traded companies.

Corporation Stock Ownership of Director Nominees

     The following table represents,  as of December 12, 2006 and based upon the closing price as reported by NASDAQ on December 11, 2006, the dollar range value of  equity  securities  beneficially  owned  (as that  term is  defined  in Rule
16a-1(a)(2)  of the  Securities  Exchange Act of 1934, as amended (the "Exchange
Act") by each nominee for Director of the Corporation  pursuant to this PROPOSAL
1. In the table,  "Interested  Director Nominee" indicates Director nominees who do not meet the  definition  of  "independent  director"  provided  in the rules applicable  to  companies  listed on the Nasdaq  Capital  Market.  In  contrast,
"Independent Directors" do meet such qualification.

                                                                                     AGGREGATE DOLLAR RANGE+
          NAME OF INDEPENDENT                       DOLLAR RANGE                   OF EQUITY SECURITIES IN ALL
                DIRECTOR                        OF EQUITY SECURITIES                   FUNDS IN CORPORATION
                NOMINEE                          IN THE CORPORATION                          COMPLEX

Michael W. Dunn                                     Over $100,000                         Over $100,000

Gordon J. Roth                                    $10,001 - $50,000                     $10,001 - $50,000

Jasja Kotterman                                     $1 - $10,000                           $1 - $10,000

                                                                                     AGGREGATE DOLLAR RANGE+
           NAME OF INTERESTED                       DOLLAR RANGE                   OF EQUITY SECURITIES IN ALL
                DIRECTOR                        OF EQUITY SECURITIES                   FUNDS IN CORPORATION
                NOMINEE                          IN THE CORPORATION                          COMPLEX

Geoffrey T. Woolley                                 Over $100,000                         Over $100,000

Benjamin Jiaravanon                                 Over $100,000                         Over $100,000

------------------------------------

+ There are no other funds in the Corporation's complex.

Certain Relationships and Related Transactions

     Mr. Woolley,  a Director nominee and Chairman of the boards of directors of both the Corporation and of MorAmerica,  was a Voting Managing Director of Atlas
Management  Partners,  LLC ("Atlas")  from March,  2004 until April 2005.  Atlas served as the investment adviser to the Corporation and to MorAmerica from March
1, 2004 through  April 29, 2005.  Mr.  Woolley no longer holds any  interests in
Atlas.

     As previously  reported,  Mr. Woolley  entered into an Amended and Restated
Convertible  Note and Security  Agreement with the Corporation on July 20, 2005, which  amended  and  restated  the terms of the loan made by Mr.  Woolley to the
Corporation  on March 1, 2004.  Under the July 20, 2005  amendment,  Mr. Woolley subsequently  elected to convert all debt owed by the Corporation to Mr. Woolley into 135,366 shares of the Corporation's Common Stock.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS  VOTE
FOR  THE  ELECTION  AS  DIRECTORS  OF  THE  PERSONS  NAMED  UNDER  "ELECTION  OF
DIRECTORS--NOMINEES" TO THEIR RESPECTIVE TERMS.

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     As  recommended  by the  Audit  Committee  of the  Corporation's  Board  of
Directors,  on December 13,  2006,  a majority of those  members of the Board of
Directors of the Corporation who are not "interested persons" of the Corporation
(as defined in Section 2(a)(19) of the Investment Company Act) voted in favor of the appointment of KPMG LLP to serve as the Corporation's  independent  auditors for the fiscal year ending September 30, 2007.

     The  appointment  of  KPMG  LLP  as  independent  auditors  is  subject  to ratification by the  shareholders.  If the shareholders  ratify the selection of
KPMG LLP as the  Corporation's  auditors,  they will also  serve as  independent auditors for MorAmerica.  A representative of KPMG LLP is expected to be present at the 2007 Annual Meeting with an opportunity to make a statement,  and will be available to respond to appropriate questions.

     In order to ratify the appointment of KPMG LLP as independent  auditors for the Corporation for the fiscal year ending September 30, 2007, the proposal must receive  the  favorable  vote of a majority  of the shares  entitled to vote and represented at the 2007 Annual Meeting.

     THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT THE SHAREHOLDERS  VOTE
FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

                                 OTHER BUSINESS

     The Board of  Directors  knows of no other  business  to be  presented  for action at the 2007 Annual Meeting. If any matters do come before the 2007 Annual
Meeting on which action can properly be taken,  it is intended  that the proxies shall vote in accordance  with the judgment of the person or persons  exercising the authority conferred by the proxy at the 2007 Annual Meeting.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section  16(a) of the Exchange  Act,  officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's
Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission ("SEC").  Based solely upon a review of copies of these  reports  sent to the  Secretary  of the  Corporation  and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 2006, the Corporation  believes that all Forms
3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the SEC.

     Common Stock Ownership

     As  of  December  12,  2006,   there  were  2,464,621   shares  issued  and
outstanding.  The following table sets forth certain  information as of December
12, 2006,  with respect to the Common Stock  ownership  of: (i) those persons or groups  (as  that  term is used in  Section  13(d)(3)  of the  Exchange  Act who beneficially  own more  than 5% of the  Common  Stock,  (ii) each  Director  and nominee for Director of the Corporation, and (iii) all Officers and Directors of
the Corporation,  nine in number,  as a group.  Unless otherwise  provided,  the address of those in the following  table is 101 Second  Street S.E.,  Suite 800,
Cedar Rapids IA 52401.

             Name and Address of                       Amount and Nature               Percent of Class of
               Beneficial Owner                     Of Beneficial Ownership            Voting Common Stock

Atlas Management Partners, LLC(1)                        804,689 Shares                       32.65%
One South Main Street, Suite 1660, Salt Lake
City, Utah 84133

Bridgewater International Group, LLC(1)                  804,689 Shares                       32.65%
10500 South 1300 West, South Jordan, Utah
84095

Timothy A. Bridgewater(1)                                809,689 Shares                       32.85%
10500 South 1300 West
South Jordan, Utah 84095

             Name and Address of                       Amount and Nature               Percent of Class of
               Beneficial Owner                     Of Beneficial Ownership            Voting Common Stock

Jasja Kotterman                                           1,000 Shares                        0.04%

Michael W. Dunn                                          40,584 Shares                        1.65%

Benjamin Jiaravanon(2)                                   804,689 Shares                       32.65%
Ancol Barat, J1 Ancol VIII, No.1
Jakarta 14430 Indonesia

Gordon J. Roth                                            5,151 Shares                        0.21%

David R. Schroder(3)                                     77,416 Shares                        3.14%

Kevin F. Mullane(3)                                      11,264 Shares                        0.46%

Robert A. Comey(3)                                       57,019 Shares                        2.31%

Michael Reynoldson(4)                                       0 Shares                            --

Geoffrey T. Woolley                                      151,314 Shares                       6.14%

All Officers and Directors as a Group                   1,148,437 Shares                      46.60%

------------------------------------

     (1) Information with respect to Atlas Management  Partners,  LLC ("Atlas"),
Bridgewater  International  Group, LLC ("BIG") and Mr. Bridgewater is based upon
Amendment No. 1 to Schedule  13D,  dated  September  30, 2003,  as  subsequently amended  February 13, 2004,  April 28, 2005 and April 30, 2005,  filed by Atlas,
BIG and others with the SEC  (collectively,  the "Atlas Group  13D").  The Atlas
Group 13D  disclosed  that control over 804,689  shares of Common Stock owned by
BIG (the "BIG Shares") is governed by a Shareholder  and Voting  Agreement dated
September  29,  2003  among  Atlas,  BIG  and  Kent  Madsen  (the   "Shareholder
Agreement").  The term of the Shareholder Agreement extends to March 1, 2010 and may be extended in certain circumstances; however, the Shareholder Agreement may also be terminated at any time by any party.

     Under the Shareholder  Agreement,  BIG appointed Atlas as its limited proxy to vote the BIG Shares,  but BIG retains all other incidents of ownership of the stock,  including  beneficial  ownership and dispositive  power. The Shareholder
Agreement also provides  Atlas with certain  rights of first refusal  respecting the BIG Shares and limits BIG's ability to otherwise  dispose of the BIG Shares.
Pursuant to a Mutual Release and Waiver of Claims and Termination of Shareholder
and Voting  Agreements  among Atlas,  BIG and the former managers of Atlas dated
April 28, 2005 and filed as part of the Atlas Group 13D, the former  managers of
Atlas,  including Geoffrey Woolley and Kent Madsen, no longer have any interests in Atlas and have no voting rights respecting the BIG Shares.

     As a voting Managing Director of Atlas, Mr.  Bridgewater has shared control over  the  voting  power  granted  to  Atlas  under  the  Shareholder  Agreement respecting the BIG Shares,  subject to the parties' rights under the Shareholder
Agreement. Mr. Bridgewater also individually owns 5,000 shares of Common Stock.

     (2)  Information  with  respect to Mr.  Jiaravanon  is based upon the Atlas
Group 13D. As the sole manager of BIG, Mr.  Jiaravanon  has shared  control over the voting power granted to Atlas under the Shareholder Agreement respecting the
BIG Shares, subject to the parties' rights under the Shareholder  Agreement.  To the  extent  that BIG may be deemed to be in  control  of the  Corporation  as a result of beneficial ownership of the Company's

Common Stock, Mr. Jiaravanon,  as the sole manager of BIG, may be an "interested person" of the  Company,  as that term is defined  in  Section  2(a)(19)  of the
Investment Company Act.

     (3) As  principals,  officers  and  directors of  InvestAmerica  Investment
Advisors, Inc. ("InvestAmerica"), the investment advisor for the Corporation and
MorAmerica,  and as  officers  of the  Corporation  and of  MorAmerica,  Messrs.
Schroder, Mullane and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act.

     (4) As an officer of the Corporation  and of MorAmerica,  and as an officer or director of several companies  affiliated with InvestAmerica,  Mr. Reynoldson is an "interested person" of the Corporation, as that term is defined in Section
2(a)(19) of the Investment Company Act.

Investment Adviser & Certain Business Relationships

     InvestAmerica is the investment  advisor to the Corporation  pursuant to an
Investment  Advisory  Agreement between the Corporation and InvestAmerica  dated
July 21, 2005, which was approved by the Corporation's  shareholders at its 2005
Annual  Shareholders   Meeting  held  on  July  19,  2005  (the  "MACC  Advisory
Agreement").  The address of InvestAmerica is 101 Second Street S.E., Suite 800,
Cedar Rapids IA 52401.

     The MACC  Advisory  Agreement  provides that  InvestAmerica  is entitled to receive a  management  fee equal to an annual  rate of 1.5% of the Assets  Under
Management  (as  defined in the MACC  Advisory  Agreement),  payable  monthly in arrears.  In addition to the annual  management  fee of 1.5% of the Assets Under
Management,  InvestAmerica  is entitled to receive an  incentive  fee (the "MACC
Incentive  fee") in an  amount  equal to  13.4%  of the  Corporation's  realized capital  gains in excess of realized  capital  losses of the  Corporation  after allowance for any unrealized capital losses on the portfolio  investments of the
Corporation.  The  MACC  Incentive  fee is  calculated,  accrued,  and paid on a quarterly  basis,  subject to adjustment  at the end of each fiscal year.  Total management fees under the MACC Advisory  Agreement amounted to $726 for the year ended  September  30, 2006.  There were no MACC  Incentive  Fees accrued or paid under the MACC Advisory Agreement in 2006.

     MorAmerica has a separate  investment  advisory  agreement (the "MorAmerica
Advisory  Agreement") with  InvestAmerica  dated July 21, 2005.  MorAmerica pays
InvestAmerica,  monthly in arrears, a management fee equal to the lesser of 1.5%
per annum of the (i) Combined  Capital (as defined under the SBA Regulations) or
(ii) Assets Under Management (as defined in the MorAmerica Advisory  Agreement).
These  fees  are not  based  upon any of the  Corporation's  assets  managed  by
InvestAmerica  under the MACC Advisory  Agreement.  In addition,  the MorAmerica
Advisory  Agreement provides that MorAmerica will pay InvestAmerica an incentive fee in an amount  equal to 13.4% of the net  capital  gains,  before  taxes (the
"MorAmerica  Incentive  Fee").  Net capital gains,  as defined in the MorAmerica
Advisory  Agreement,  are calculated as gross realized  gains,  minus the sum of capital  losses,  less  any  unrealized  depreciation,  including  reversals  of previously recorded unrealized  depreciation,  recorded during the year, and net investment  losses,  if any.  Capital losses and realized  capital gains are not cumulative under the computation of the MorAmerica  Incentive Fee.  Payments for
MorAmerica  Incentive  Fee resulting  from noncash gains are deferred  until the assets are sold. Total management fees (net of management fees waived) under the
MorAmerica  Advisory Agreement amounted to $427,034 for the year ended September
30,  2006.  The  MorAmerica  Incentive  Fee  earned  and paid for the year ended
September  30, 2006 amounted to $108,399 and $0,  respectively.  Included in the
MorAmerica  Incentive  Fee  earned of  $108,399  are  approximately  $99,429  of
MorAmerica Incentive Fees related to noncash gains which are being deferred.

     As a  condition  to  the  approval  by the  United  States  Small  Business
Administration  (the  "SBA")  of the  MorAmerica  Advisory  Agreement,  the  SBA
required,  and MorAmerica has entered into, a subordination  agreement among it, the SBA and InvestAmerica  (the  "Subordination  Agreement")  effective July 21,
2005 providing that MorAmerica's  payment to InvestAmerica,  and InvestAmerica's receipt  of, the  MorAmerica  Incentive  Fees be  subordinated  to  MorAmerica's repayment of all  obligations  owing to the SBA. Those  obligations  include the repayment of all outstanding SBA debentures and  MorAmerica's  agreement,  along with certain  other SBA  licensees,  to reimburse the SBA for any losses the SBA may incur in connection with the settlement of an arbitration  proceeding  which was concluded in late 2004 (collectively, the "Obligations").  The Subordination
Agreement

provides that: (i) MorAmerica may not pay InvestAmerica the MorAmerica Incentive
Fees unless and until  MorAmerica's  Obligations to the SBA are  satisfied,  and
(ii) to the extent (A)  MorAmerica  Incentive  Fees have been escrowed under the
MorAmerica Advisory Agreement because  MorAmerica's capital has been impaired as provided in Section  5.2(c)(ii) of the MorAmerica  Advisory  Agreement,  and (B)
MorAmerica  is  delinquent  in  repaying  the SBA  any  amounts  respecting  SBA debentures,  the SBA may require  MorAmerica to pay any so escrowed funds to the
SBA to satisfy  any  arrearage  respecting  SBA  debentures.  The  Subordination
Agreement does not, however,  affect:  (i)  InvestAmerica's  ability to earn the
MorAmerica  Incentive  Fees,  (ii)  MorAmerica's  payment  to  InvestAmerica  of management  fees under the  MorAmerica  Advisory  Agreement,  or (iii) any other terms of the MorAmerica Advisory Agreement.

         Mr. David  Schroder,  President  and Secretary of the  Corporation  and
MorAmerica,   is  a  shareholder  of,  Director,   President  and  Secretary  of
InvestAmerica.  Mr. Robert A. Comey,  Executive Vice President,  Chief Financial
Officer,  Treasurer,  Chief  Compliance  Officer and Assistant  Secretary of the
Corporation  and  of  MorAmerica,  is a  Director  of  and  the  Executive  Vice
President,  Treasurer  and  Assistant  Secretary  of  InvestAmerica.  Mr.  Kevin
Mullane,  Senior  Vice  President  of  the  Corporation  and  MorAmerica,  is  a
shareholder  and  Director  of,  and the Senior  Vice  President  and  Assistant
Secretary of  InvestAmerica.  Mr. Michael H.  Reynoldson,  Vice President of the
Corporation  and  MorAmerica,  is an officer or  director  of several  companies affiliated with InvestAmerica.

Executive Officers of the Corporation

     As affiliated  persons of  InvestAmerica,  the officers of the  Corporation listed in the chart below are  "interested  persons," as that term is defined in
Section 2(a)(19) of the Investment Company Act, of the Corporation.  The address for all officers is 101 Second Street SE, Suite 800, Cedar Rapids, Iowa 52401.

     The  Corporation's  officers listed below also serve in similar  capacities with  MorAmerica and serve in various  capacities  with the following  companies which  are under  common  control  with or are  affiliated  with  InvestAmerica:
InvestAmerica  Venture Group, Inc. (provides  management and investment services to a private  investment  partnership,  the Iowa Venture  Capital  Fund,  L.P.);
InvestAmerica N.D. Management, Inc. (provides management and investment services to NDSBIC,  L.P., a Small Business  Investment Company ("SBIC"));  InvestAmerica
ND, L.L.C. (general partner of NDSBIC, L.P.); InvestAmerica L&C Management, Inc.
(provides  management and investment services to Lewis & Clark Private Equities,
L.P., an SBIC  ("Lewis"));  InvestAmerica  L&C, LLC (general  partner of Lewis);
InvestAmerica NW Management,  Inc. (provides  management and investment services
to  Invest  Northwest,   L.P.  ("NWLP")  (private  venture  capital  fund);  and
InvestAmerica NW, LLC (general partner of NWLP).

     As representatives  of InvestAmerica and its affiliates,  the Corporation's officers  listed  below also serve on the boards of  directors of several of the
Corporation's  portfolio  companies and the portfolio companies of other managed funds.

                              Term of                                                        Number of
                               Office                                                     Portfolios in
                                and                                                            Fund            Other
                Position(s)  Length of                                                        Complex      Directorships
  Name         Held with the    Time             Principal Occupation(s)                    Overseen by       Held by
 and Age        Corporation    Served              During Past 5 Years                      Officer (1)     Officer (2)

David R.        President     Since      Chief Compliance Officer and Treasurer of the           One           None
Schroder, 63    and           April,     Corporation, March, 2004-April, 2005; President,
                Secretary     2005       Secretary and a Director of the Corporation,
                                         1994-2004.  Mr. Schroder also serves as
                                         President, Secretary and a Director of
                                         InvestAmerica. He received a B.S.F.S. from
                                         Georgetown University and an M.B.A. from the
                                         University of Wisconsin.

                              Term of                                                        Number of
                               Office                                                     Portfolios in
                                and                                                            Fund            Other
                Position(s)  Length of                                                        Complex      Directorships
  Name         Held with the    Time             Principal Occupation(s)                    Overseen by       Held by
 and Age        Corporation    Served              During Past 5 Years                      Officer (1)     Officer (2)

Robert A.       Chief         Since      Chief Financial Officer, Executive Vice                 One           None
Comey, 60       Financial     April,     President, Treasurer and a Director of the
                Officer,      2005       Corporation, 1994-2004; Director of
                Executive                MorAmerica, 1989-2004; Executive Vice
                Vice                     President and Assistant Secretary of
                President,               MorAmerica, 1994-2004; Treasurer of
                Chief                    MorAmerica, 1994-April, 2005.  Mr.Comey has
                Compliance               been the Executive Vice President, Treasurer,
                Officer,                 Assistant Secretary and a Director of
                Treasurer                InvestAmerica since 1994. He received an A.B.
                and                      in Economics from Brown University and an
                Assistant                M.B.A.from Fordham University.
                Secretary

Kevin F.        Senior Vice   Since      Vice President of the Corporation, 1994-1999;           One           None
Mullane, 51     President     April,     Vice President of MorAmerica, 1994-1998;
                              2005       Senior Vice President of the Corporation, 2000-
                                         2004; Senior Vice President of MorAmerica,
                                         1999-2004.  Mr. Mullane is a Senior Vice
                                         President, Assistant Secretary and a Director of
                                         InvestAmerica. He received an M.B.A. and an
                                         M.S. in Business Administration, Emphasis in
                                         Accounting, from Rockhurst Jesuit University.

Michael         Vice          Since      Vice President of the Corporation, 2002-2004;           One           None
H.              President     April,     Vice President of MorAmerica since 2002.  Mr.
Reynoldson,                   2005       Reynoldson is Vice President of InvestAmerica.
41                                       He received an M.B.A. from the University of
                                         Iowa and a B.A. in Business Administration from
                                         Washington State University.

(1) As the Corporation  conducts all of its investments through MorAmerica,  the
Corporation and MorAmerica are deemed one "fund."
(2) "Other Directorships" indicate other U.S. publicly-traded companies.

Meetings and Committees of the Board of Directors

     The Audit Committee, the Corporate  Governance/Nominating Committee and the
Valuation  Committee  operated  during  Fiscal  Year 2006 to assist the Board of
Directors in carrying out its duties.  During Fiscal Year 2006,  six meetings of the Board of  Directors  were held.  In  addition,  five  meetings  of the Audit
Committee,  two meetings of the Corporate  Governance/Nominating  Committee, and
one meeting of the Valuation  Committee were held. Each of the Directors who are nominated for election at the 2007 Annual  Meeting  attended at least 75% of the aggregate  meetings  of the  Board of  Directors  and the  meetings  held by the committees of the Board of Directors on which each Director served during fiscal year 2006.

     The  Corporation  strongly  encourages  its  Directors to attend all annual meetings,  and all  Director  nominees  attended the  Corporation's  2006 Annual
Meeting of shareholders.

                                       10

Audit Committee

     The  Audit  Committee  makes  recommendations  to the  Board  of  Directors regarding  the  engagement of the  independent  auditors for audit and non-audit services;  evaluates  the  independence  of the  auditors  and reviews  with the independent  auditors the fee, scope and timing of audit and non-audit services.
The Audit  Committee also is charged with  monitoring the  Corporation's  Policy
Against Insider Trading and Prohibited Transactions and its Code of Conduct. The
Audit Committee  presently consists of Michael W. Dunn (Chair),  Jasja Kotterman
and  Gordon  J.  Roth.   Each  member  of  the  Audit  Committee  is  considered
"independent" under applicable NASDAQ listing standards and as that term is used in Item  7(d)(3)(iv)  of  Schedule  14A under  the  Exchange  Act.  The Board of
Directors has  determined  that Gordon J. Roth is an Audit  Committee  financial expert.

Corporate Governance/Nominating Committee

     The Corporate Governance/Nominating Committee was appointed by the Board of
Directors to identify  and  recommend  approval of all  Director  nominees to be voted on at the Annual Shareholders' Meetings, to recommend corporate governance guidelines  for the  Corporation,  to lead the Board of  Directors in its annual review of the Board's  performance,  and to  recommend to the Board of Directors nominees  for each  committee of the Board.  On December 22, 2003,  the Board of
Directors approved the Corporate  Governance/Nominating Committee Charter, which was  subsequently  revised on February 28, 2006 and is attached as Appendix A to this Proxy Statement.

     The  Corporate  Governance/Nominating  Committee  may seek input from other
Directors or senior  management  in  identifying  candidates.  Shareholders  may propose  nominees  for  Director by following  the  procedures  set forth in the section of this Proxy Statement entitled "SHAREHOLDER  PROPOSALS FOR 2008 ANNUAL
MEETING."

     The qualifications  used in evaluating  Director candidates include but are not limited to: independence,  time commitments,  attendance, business judgment, management,  accounting, finance, industry and technology knowledge, as well as, personal and  professional  ethics,  integrity and values.  In addition,  as set forth in its Charter,  the Corporate  Governance/Nominating  Committee  believes that  having  directors  with  relevant  experience  in business  and  industry, government, finance and other areas is beneficial to the Board of Directors as a
whole.  The  Corporate   Governance/Nominating  Committee  further  reviews  the
qualifications of any candidate in the context of the current composition of the
Board of Directors and the needs of the  Corporation.  The same  identifying and evaluating  procedures apply to all candidates for director nomination,  whether nominated by shareholders or by the Corporate  Governance/Nominating  Committee.
The Corporate  Governance/Nominating  Committee has approved all of the nominees for Director identified above.

     The  Corporate  Governance/Nominating  Committee  also:  (i)  oversees  the formulation of, and recommends for adoption to the Board of Directors,  a set of corporate  governance  guidelines;  (ii) periodically reviews and reassesses the corporate governance guidelines and recommends  appropriate changes to the Board of Directors for approval; (iii) reviews and approves annually the Corporation's compensation  program  for  service  on the  Board  of  Directors  or any of its committees;  (iv) performs an annual  assessment of the Board's  performance and periodically  reports its Board  assessments to the Board;  (v) annually reviews and assesses its Charter and makes recommendations of appropriate changes to the
Board;  (vi)  performs  periodic  reviews of all Board  committee  structure and governance  charters;  (vii) recommends  appropriate  changes to Board committee composition and responsibility to the Board; and (viii) reviews any conflicts of interest.

     The Corporate  Governance/Nominating  Committee consists of Jasja Kotterman
(Chair),   Gordon  Roth  and  Michael   Dunn.   All  members  of  the  Corporate
Governance/Nominating  Committee are considered  "independent"  under applicable
NASDAQ listing standards.

                                       11

Investment Committee

     The Investment Committee assists the full Board of Directors with oversight of the Corporation's  investment  portfolio and evaluates any proposed revisions to the Corporation's  investment policy.  The Investment  Committee also assures compliance  with  the  Corporation's  policies  regarding  investments  made  in
participation   with  other  funds  managed  by  InvestAmerica,   with  entities
controlling,  controlled by or under common control with InvestAmerica, and with other  affiliates.  The voting  members of the  Investment  Committee  presently include Michael W. Dunn, Gordon J. Roth, and Jasja Kotterman. All voting members are independent under NASDAQ listing standards. The nonvoting ex officio members are Benjamin  Jiaravanon and Geoffrey T. Woolley.  The Investment  Committee did
not hold any meetings in fiscal year 2006.

Valuation Committee

     At its meeting following the 2006 Annual Shareholders Meeting, the Board of
Directors determined that in light of the decrease in the Board's size and other matters,  it would discontinue the Valuation  Committee's  service to the Board.
Prior to the 2006 Annual Shareholders  Meeting, the Valuation Committee did meet once in  fiscal  year  2006 for the  purpose  of  assisting  the  full  Board of
Directors in valuing the Corporation's portfolio investments.

Audit Committee Report

     The  Audit  Committee  of the Board of  Directors  of the  Corporation  was
established  as a separately  designated  committee in  accordance  with section
3(a)(58)(A) of the Exchange Act and is composed of three directors.  It operates under a  written  charter  which was  approved  by the  Board of  Directors  and subsequently  amended by  the Audit  Committee  on  February  25,  2003,  and is
attached as Appendix B to this Proxy Statement. The current members of the Audit
Committee are Michael W. Dunn (Chair), Jasja Kotterman and Gordon J. Roth. Under
the terms of the charter  and the  listing  standards  applicable  to  companies listed on the Nasdaq  Capital  Market,  all of the Audit  Committee  members are considered to be  independent.  Gordon Roth is considered the Audit  Committee's financial expert.

     Management is responsible for the  Corporation's  internal controls and the financial  reporting  process.  The independent  accountants are responsible for performing an  independent  audit of the  Corporation's  consolidated  financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this regard,  the Audit Committee has reviewed and discussed the audited financial  statements for Fiscal Year 2006 with  management and discussed  other
matters  related  to  the  audit  with  the  independent  auditors.   Management
represented to the Audit Committee that the Corporation's consolidated financial statements  were prepared in accordance  with  accounting  principles  generally accepted  in the United  States of  America.  The Audit  Committee  met with the independent  auditors,  with and without management present,  and discussed with the  independent  auditors  matters  required to be  discussed  by  Statement on
Auditing Standards No. 61, as amended (Communication with Audit Committees). The
independent   auditors  also  provided  to  the  Audit   Committee  the  written
disclosures and the letter required by Independence Standards Board Standard No.
1  (Independence  Discussions  with Audit  Committees),  and the Audit Committee discussed with the independent auditors the firm's independence.

     The  Corporation  paid KPMG LLP  ("KPMG"),  the  Corporation's  independent auditors for fiscal year 2006, the following amounts during fiscal year 2006:

      Audit Fees (including quarterly reviews, security counts, and audit of Form 468):        $    67,800
      Audit-related services                                                                   $      -0-
      Financial Information Systems Design and Implementation:
           Non-Audit Fees:

                                       12

               Preparation of federal and state income tax returns                             $    25,900
               Other tax research, consultation, correspondence and advice                     $      -0-

     The  Audit  Committee  has  considered  whether  KPMG  has  maintained  its independence during Fiscal Year 2006.

     Based  upon the  Audit  Committee's  discussions  with  management  and the independent  auditors,  and the Audit Committee's  review of  representations of management and the report of the  independent  auditors to the Audit  Committee, the  Audit  Committee  recommended  that the  Corporation's  Board of  Directors include the  audited  consolidated  financial  statements  in the  Corporation's
Annual Report on Form 10-K for the year ended September 30, 2006, filed with the
SEC.

                                       AUDIT COMMITTEE:
                                       Michael W. Dunn, Chair
                                       Jasja Kotterman
                                       Gordon J. Roth

Independent Auditor Fees and Services

     The following table presents fees paid for professional  services  rendered by KPMG for the Fiscal Year 2006 and the fiscal year ending  September  30, 2005
("Fiscal Year 2005"):

             Fee Category                             Fiscal Year 2006 Fees                 Fiscal Year 2005 Fees
----------------------------------------           ----------------------------          ----------------------------

Audit Fees                                                   $67,800                               $64,400

Audit-Related Fees                                             -0-                                   -0-

Tax Fees                                                     $25,900                               $13,500

All Other Fees                                                 -0-                                   -0-

                                                   ----------------------------          ----------------------------
Total Fees                                                   $93,700                               $77,900

     Audit Fees were for  professional  services  rendered  for the audit of the
Corporation's  consolidated  financial  statements  and  review  of the  interim consolidated  financial  statements  included in quarterly  reports and services that are normally  provided by KPMG in connection  with statutory and regulatory filings or engagements and include quarterly reviews,  security counts and audit of SBA Form 468.

     Audit-Related  Fees  were  for  assurance  and  related  services  that are
reasonably   related  to  the   performance  of  the  audit  or  review  of  the
Corporation's  consolidated  financial  statements  and are not  reported  under
"Audit Fees." These services include accounting consultations in connection with
acquisitions,   consultations  concerning  financial  accounting  and  reporting standards.

     Tax  Fees  were  for   professional   services  for   federal,   state  and
international   tax  compliance,   tax  advice  and  tax  planning  and  include
preparation  of federal and state  income tax returns,  and other tax  research, consultation, correspondence and advice.

     All Other Fees are for services other than the services reported above. The
Corporation  did not pay any fees for such other services in Fiscal Year 2005 or
Fiscal Year 2004.

                                       13

     The Audit  Committee has concluded the provision of the non-audit  services listed above is compatible with  maintaining the  independence of KPMG. KPMG did not bill the Corporation's investment advisor, InvestAmerica,  for any non-audit services in either fiscal year 2006 or fiscal year 2005.

Policy  on Audit  Committee  Pre-Approval  of Audit  and  Permissible  Non-Audit
Services of Independent Auditors

     The  Audit  Committee  pre-approves  all audit  and  permissible  non-audit services provided by the independent auditors.  These services may include audit services,  audit-related services, tax services and other services. Pre-approval is generally  provided for up to one year and any pre-approval is detailed as to the  particular  service or category of services and is  generally  subject to a specific  budget.  The  independent  auditors  and  management  are  required to periodically  report to the Audit  Committee  regarding  the extent of  services provided by the independent  auditors in accordance with this pre-approval,  and the fees for the  services  performed  to date.  The  Audit  Committee  may also pre-approve particular services on a case-by-case basis.

Compensation of Directors and Executive Officers

Compensation Committee

     The Corporation does not have a separate compensation committee utilized to determine the appropriate  compensation payable to the Directors due to the size of the Corporation. The Corporate  Governance/Nominating  Committee, however, is responsible  for,  among other  things,  annually  reviewing  and  approving the
Corporation's  compensation  policies,  and operates under a Charter attached to this Proxy  Statement  as Appendix A. The Charter  provides  that the  Corporate
Governance/Nominating   Committee  may  form   subcommittees  and  delegate  its
responsibilities to subcommittees where appropriate. The Corporation's executive officers do not participate in determining or recommending  the compensation for the Directors or the executive  officers;  however, at the time the Compensation
Policy discussed below was initially adopted by the Board of Directors,  certain of the Corporation's officers did serve on the Board of Directors.  Accordingly, the  Compensation  Policy  provided that no Director would be compensated by the
Corporation  if the Director also served as an officer of an investment  adviser of the  Corporation.  The  Corporate  Governance/Nominating  Committee  has  not
engaged consultants to assist it in these determinations.

Compensation Committee Interlocks and Insider Participation

     The members of the  Corporate  Governance/Nominating  Committee  for Fiscal
Year 2006 were Jasja  Kotterman  (Chair),  Gordon  Roth and  Michael  Dunn.  All
members  of  the  Corporate   Governance/Nominating   Committee  are  considered
"independent"  under  applicable  NASDAQ  listing  standards.  No members of the
Committee have ever served as officers or employees of the Corporation. However, at the time the  Compensation  Policy  was  adopted  by the Board of  Directors, certain  of the  Corporation's  executive  officers  did  serve on the  Board of
Directors.  No executive officers of the Corporation served,  during Fiscal Year
2006: (i) on a  compensation  committee of another entity which had an executive officer  serving on the  Corporate  Governance/Nominating  Committee;  (ii) as a
director  of  another  entity  which had an  executive  officer  serving  on the
Corporate   Governance/Nominating   Committee;   or  (iii)  as  a  member  of  a
compensation  committee of another  entity  which had an  executive  officer who served as a Director of the Corporation.

Compensation Committee Report

     The Corporate Governance/Nominating Committee has not reviewed or discussed with the  Corporation's  management the  compensation  indicated below under the caption of  "Summary  Compensation  Table"  because the  Corporation's  standing policy is to not compensate executive officers,  and because compensation of the
Board and its  committees is  determined  only by the Board of Directors and the
Corporate  Governance/Nominating  Committee.

                                       14

The  Corporate  Governance/Nominating  Committee  did  recommend to the Board of
Directors  that the  information  provided  below  under  the  caption  "Summary
Compensation Table" be included in this Proxy Statement.

                                       CORPORATE GOVERNANCE /
                                       NOMINATING COMMITTEE:
                                       Jasja Kotterman, Chair
                                       Gordon J. Roth
                                       Michael W. Dunn

Compensation of Directors

     From  February  2004  through  July  18,  2006,  the  compensation  of  the
Corporation's  Directors  was  governed  by a  compensation  policy  adopted via resolution  of the Board of Directors  on February  24, 2004 (the  "Compensation
Policy").   The  Compensation   Policy  provided  that:  (i)  Directors  of  the
Corporation  and of  MorAmerica  who  are  also  officers  or  directors  of any investment  advisor  of either  the  Corporation  or of  MorAmerica  receive  no compensation  for serving on the Boards of Directors of the  Corporation  and of
MorAmerica,  (except  that this  policy  does not apply to the  Chairman  of the
Board);  (ii) the Chairman of the Board receives an annual  retainer of $21,600;
(iii) all other outside Directors receive an annual retainer of $7,200; (iv) the
Chairman of the Board and all other outside  Directors  receive  $1,000 for each
Board of Directors  meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting and $250 for each
Board of Directors  meeting attended by telephone if the meeting is scheduled to be held by teleconference; (v) the Chairman of the Board and all other Directors receive $250 for each committee  meeting attended (whether such attendance is in person or by telephone)  if the  committee  meeting is scheduled as an in-person meeting and $100 for each committee meeting attended by telephone if the meeting is scheduled  to be held by  teleconference;  (vi) the  Directors do not receive separate  compensation for serving on the Board of Directors of MorAmerica;  and
(vii) the  Corporation  reimburses all reasonable  expenses of the Directors and the  Chairman  of the  Board in  attending  Board  of  Directors  and  committee meetings.  Directors'  meetings are  normally  held on a quarterly  basis,  with additional  meetings  held as  needed.  All  Director  compensation  is  payable quarterly, in arrears.

     On June 9, 2006, the Corporate  Governance/Nominating Committee recommended to the full Board of Directors  that,  in light of the Board's  smaller size and resulting  increase in the time the Directors  must devote to the  Corporation's oversight,  the  Compensation  Policy be  amended  as  follows:  (i) the  annual retainer paid to the Chairman of the Board be increased from $21,600 to $24,000;
(ii) the annual retainer paid to the outside  Directors be increased from $7,200 to $8,000;  (iii) the  attendance  fees payable to Directors for  teleconference
Board  meetings  be  increased  from  $250 to $500  per  meeting;  and  (iv) the attendance fees payable to Directors for  teleconference  committee  meetings be increased from $100 to $250 per meeting (collectively,  the "Compensation Policy
Revisions"). The Corporate Governance/Nominating Committee also recommended that all other components of the Compensation Policy remain in effect. The full Board of Directors approved the Compensation  Policy Revisions on July 18, 2006, which are effective for all Board and committee meetings beginning July 18, 2006.

Summary Compensation Table

     The  following  table sets forth the  details of the  compensation  paid to
Directors  during Fiscal Year 2006,  which includes  compensation for serving on the Boards of  Directors of the  Corporation  and  MorAmerica  Capital (the only wholly owned subsidiary of the Corporation). The Corporation does not compensate its executive  officers.  For purposes of the following  table, the Fund Complex
(as that term is  defined in Item  22(a)(1)(v)  of Reg.  ss.240.14a-101  adopted under the Exchange Act) consists solely of the  Corporation and MorAmerica.  The
Corporation   presently  maintains  no  pension  or  retirement  plans  for  its
Directors.

                                       15

                                                   Aggregate Compensation
            Name and Position               From Corporation and Fund Complex(1)

Geoffrey T. Woolley                                       $22,200
Chairman of the Board

Benjamin Jiaravanon, Director                                $0

Jasja De Smedt Kotterman, Director                        $10,650

Michael W. Dunn, Director                                 $11,550

Gordon J. Roth, Director                                  $11,800

Paul M. Bass, Jr.(2)                                       $5,650

Martin Walton(3)                                           $5,100

_____________________________

     (1)  Consists  only of  directors'  fees and does  not  include  reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.
     (2) Mr. Bass did not seek re-election at the 2006 Annual Meeting.
     (3) Mr. Walton did not seek re-election at the 2006 Annual Meeting.

Compensation of Executive Officers

     The Corporation  has no employees and does not pay any  compensation to any of its officers.  The Corporation has not compensated its executive  officers in any of the last three  fiscal  years.  The  Corporation  does not provide any of bonus, stock options,  stock appreciation  rights,  non-equity  incentive plans, non-qualified  deferred  compensation  or  pension  benefits  to  its  executive officers. Further, the Corporation has no agreements with any officer pertaining to change in control payments.  All of the Corporation's  officers and staff are employed by  InvestAmerica  Investment  Advisors,  Inc., which pays all of their cash compensation.

Performance Graph

     The  following  graph  compares  the  semi-annual   percentage   change  in
cumulative  stockholder  return on the  Common  Stock of the  Corporation  since
September 30, 2001, with the cumulative total return over the same period of (i)
the NASDAQ  Stock  Market  Total  Return  Index (U.S.  Companies),  and (ii) the
Corporation's  peer group selected in good faith by the Corporation and which it composed of the following eleven business  development  companies or other funds
known  by  the  Corporation  to  have  similar  investment   objectives  to  the
Corporation:  Ares Capital  Corporation  (ARCC),  Brantley  Capital  Corporation
(BBDC),  Capital Southwest Corp (CSWC), Equus Total Return Inc. (EQS), Gladstone
Investment  Corporation (GAIN),  Harris & Harris Group, Inc. (TINY), MVC Capital
(MVC),  NGP Capital  Resources  Company  (NGPC),  Rand Capital Corp (RAND),  and
Winfield Capital Corp (WCAP) (the "Peer Group").

     In the graph, the comparison  assumes $100 was invested on October 1, 2001, in shares of the  Corporation's  Common  Stock and in each of the  indices.  The comparison  is based  upon the  closing  market  bid  price  for  shares  of the
Corporation's  Common Stock, and assumes the  reinvestment of all dividends,  if any.  The  returns  of each of the  companies  in the Peer  Group  are  weighted according  to  the  respective  company's  stock  market  capitalization  at the beginning of each period for which a return is indicated.

                                       16

                  SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

     Under the rules of the SEC, any  shareholder  proposal to be  considered by the  Corporation  for  inclusion in the proxy  material for the  February,  2008
Annual  Meeting  of  shareholders  must  be  received  by the  Secretary  of the
Corporation,  101 Second Street,  S.E., Suite 800, Cedar Rapids,  Iowa 52401, no
later than  September 16, 2007.  The submission of a proposal does not guarantee its  inclusion in the proxy  statement  or  presentation  at the annual  meeting unless certain securities laws requirements are met.

     In  addition,   under  the  Corporation's   Amended  and  Restated  Bylaws,
shareholders  desiring to  nominate  persons for  election  as  Directors  or to propose other  business for  consideration  at an annual meeting must notify the
Secretary of the  Corporation in writing not less than 60 days, nor more than 90 days,  prior  to the  date on which  the  Corporation  first  mailed  its  proxy materials  for  the  prior  year's  annual  meeting.  Accordingly,  shareholders desiring to submit a proposal for  consideration  at the 2008 Annual  Meeting of shareholders  must give written  notice of the proposal to the  Secretary of the
Corporation  not earlier than October 15, 2007,  and not later than November 14,
2007. The Corporation's  proxies will have discretionary  authority to vote with respect to any  shareholder  proposal that may be presented at an annual meeting which does not comply with these notice requirements. Shareholders' notices must contain the  specific  information  set forth in the  Corporation's  Amended and
Restated Bylaws. A copy of the Corporation's Amended and Restated Bylaws will be furnished to  shareholders  without charge upon written request to the Secretary of the Corporation.

                                       17

                            SHAREHOLDER COMMUNICATION

     Pursuant to the policy  adopted by the Board of  Directors  on February 28,
2006,  any  shareholder  wishing to  communicate  with any of the  Corporation's
Directors   regarding   matters   related  to  the   Corporation   may   provide
correspondence to the Director in care of Secretary, MACC Private Equities Inc.,
101 Second Street S.E.,  Suite 800,  Cedar Rapids IA 52401.  The Chairman of the
Corporate   Governance/Nominating   Committee  will  review  and  determine  the
appropriate  response  to  questions  from  shareholders,  including  whether to forward  communications to individual Directors.  The independent members of the
Board of Directors review and approve the  shareholder's  communication  process periodically to ensure effective communication with the shareholders.

                       EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails,  proxies may be  solicited by personal interview  and  telephone  by  directors,  officers  and other  employees of the
Corporation, who will not receive additional compensation for such services. The
Corporation has employed Mellon Investor Services,  LLC ("Mellon") to aid in the
solicitation  of  proxies  at an  estimated  fee of  $5,000.  The  Corporation's agreement with Mellon to solicit  proxies  generally  provides that Mellon will:
(i)  assist  the   Corporation  in  its  planning  and   organization  of  proxy
solicitation  matters,  (ii) establish  communications  with banks,  brokers and other  parties for purposes of the  solicitation,  (iii)  disseminate  all proxy materials  in a timely  manner,  (iv) solicit and collect  proxies  according to
Mellon's calling and reporting procedures.

     The Corporation will also request  brokerage houses,  nominees,  custodians and  fiduciaries to forward  soliciting  materials to the  beneficial  owners of stock held of record by them and will  reimburse  such  persons  for  forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                       18

                                PERIODIC REPORTS

     The Corporation's  financial  statements and related financial  information required by Item 13(a) of Schedule 14A are incorporated herein by this reference to the  Corporation's  Annual Report to  Shareholders  for its fiscal year ended
September 30, 2006 (the "Annual  Report").  The Annual Report  accompanies  this proxy  statement,  but is not  deemed a part of the proxy  soliciting  material, except  to the  extent  that  portions  thereof  have been  incorporated  herein pursuant to the preceding sentence.

     A copy of the  Fiscal  Year  2006 Form  10-K  report to the SEC,  excluding exhibits,  will be mailed to shareholders without charge upon written request to
Secretary, MACC Private Equities Inc., 101 Second Street, S.E., Suite 800, Cedar
Rapids, Iowa 52401 or by calling (319) 363-8249.  Such requests must set forth a good  faith  representation  that the  requesting  party was  either a holder of record or a beneficial  owner of Common Stock of the Corporation on December 29,
2006.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

     Please date, sign and return the proxy at your earliest  convenience in the enclosed  envelope.  No postage is required for mailing in the United States.  A prompt return of your proxy will be  appreciated  as it will save the expense of further mailings and telephone solicitations.

By Order of the Board of Directors

David R. Schroder Secretary

Cedar Rapids, Iowa
January 12, 2007

                                       19

                                   Appendix A

                           MACC PRIVATE EQUITIES INC.
                         MORAMERICA CAPITAL CORPORATION

                         CORPORATE GOVERNANCE/NOMINATING
                                COMMITTEE CHARTER

Purpose

     The  Corporate   Governance/Nominating   Committee  (the   "Committee")  is
appointed by the Board of Directors (the "Board") of MACC Private  Equities Inc.
(the "Company"):  (1) to identify individuals qualified to become Board members, and to  recommend to the Board  persons to fill Board  vacancies or to stand for election by  shareholders;  (2) to recommend to the Board  corporate  governance guidelines applicable to the Company; (3) to lead the Board in its annual review of the Board's performance;  and (4) to recommend to the Board nominees for each
Board committee.  Because the Board members also serve on the board of directors for  the  Company's  wholly-owned  subsidiary,  MorAmerica  Capital  Corporation
("MorAmerica"),  the  Committee's  actions  will  also  apply  to and be used by
MorAmerica's board of directors to the extent applicable.

Committee Membership

     The Committee shall consist of no fewer than two members who shall meet the independence  requirements  of the NASDAQ  Stock Market and shall be persons who are not  "interested  persons"  of the  Company  under  applicable  rules of the
Securities and Exchange Commission.

     The members of the Committee  shall be appointed and may be replaced by the
Board at any time. The Committee  chairperson  shall be designated by the Board, or if the Board chooses not to do so, by a majority vote of the Committee.

Meetings

     The  Committee  shall meet at least  once a year,  and more  frequently  as circumstances  dictate.  A  majority  of  the  members  of the  Committee  shall constitute a quorum for the transaction of business. The Committee will maintain written minutes of its meetings,  which minutes will be filed with the Secretary of the Company.

     The Committee  will report to the Board  regarding  recommendations  of the
Committee submitted to the Board for action, and provide the Board copies of the minutes of its meetings.

Committee Authority and Responsibilities

1.   The  Committee  shall have the sole  authority to retain and  terminate any search firm to identify  director  candidates and shall have sole authority to approve the search firm's fees and other retention  terms. The Committee shall also have authority to access Company  resources and to obtain advice and  assistance  from  internal  or  external  legal,  accounting  or other advisors.

2.   Each year, the Committee shall  implement and follow a process  designed to seek individuals  qualified to become board members for  recommendation  to the Board and shall  consider the  re-election of existing  directors.  The
     Committee  believes  that having  directors  with  relevant  experience  in business and industry, government, finance and other areas is beneficial to the Board as a whole.  Directors with such backgrounds can provide a useful
     perspective  on  significant  risks  and  competitive   advantages  and  an
     understanding  of the  challenges the Company  faces.  The Committee  shall monitor the mix of skills and  experience  of its  directors

                                       20

     and  committee  members  in order  to  assess  whether  the  Board  has the appropriate tools to perform its oversight function effectively.

3.   Taking this into account,  for each year's  nominations  the Committee will take the following steps:

         a.       With respect to nominating existing  directors,  the Committee will review relevant  information  available to it,  including the latest Board  evaluations  for such  persons,  if any, and assess their  continued  ability and willingness to serve as a
                  director.   The  Committee  will  also  assess  such  persons'
                  contributions in light of the mix of skills and experience the
                  Committee has deemed appropriate for the Board.

         b.       With respect to nominations  of new  directors,  the Committee will conduct a thorough  search to identify  candidates  based upon criteria the Committee deems  appropriate and considering the mix of  skills  and  experience  necessary  to  complement
                  existing  Board  members.   The  Committee  will  then  review
                  selected  candidates and make a  recommendation  to the Board.
                  The  Committee  may seek  input from  other  Board  members or senior management in identifying candidates.

         The Committee will consider  nominations  for the Board by stockholders the same way it evaluates  other  individuals  for  nomination as a new director.  Such  nominations  must  be  made  in  accordance  with  the
         Company's Bylaws to be considered.

4.   The  Committee   shall   perform  an  annual   assessment  of  the  Board's
     performance.  In addition, the Committee shall solicit and receive comments from all directors,  assess each director's  performance and  periodically, but not less often than every three (3) years,  report to the Board with an assessment of the  director's  performance,  to be discussed  with the full
     Board  at  the  first  Board  meeting  following  the  completion  of  such assessment.

5.   The Committee  shall oversee the  formulation  of, and shall  recommend for adoption  to the  Board,  a set of  Corporate  Governance  Guidelines.  The
     Committee shall periodically  review and reassess the Corporate  Governance
     Guidelines  of the Company and recommend  appropriate  changes to the Board for approval.

6.   The  Committee  may form  and  delegate  authority  to  subcommittees  when appropriate.

7.   The Committee shall review and approve annually the Company's  compensation program for service on the Board or any of its committees.

8.   The Committee shall review and reassess this Charter annually and recommend any  appropriate  changes to the Board for approval.  The  Committee  shall annually review its own performance.

9.   The  Committee  shall  perform a periodic  review of all Board  committees'
     structure and governance  charters to assess the need for any modifications or updates.  In addition,  the Committee shall make  recommendations to the
     Board regarding the composition and responsibility of the Board committees.

10.  The Committee  shall review all conflicts of interest  which may arise from time to time  regarding  members  of the Board or  executive  officers  and review and approve  all  related  party  transactions  which would  require disclosure in the Company's proxy statement.

Adopted by the Board of Directors of
MACC Private Equities Inc. and
MorAmerica Capital Corporation
December 22, 2003

Revised February 28, 2006

                                       21

                                   Appendix B
                           MACC PRIVATE EQUITIES INC.
                         MORAMERICA CAPITAL CORPORATION

                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

     There shall be a  committee  of the Board of  Directors  to be known as the
     Audit  Committee.  The  Audit  Committee  shall  consist  of  three or more directors, as determined by the Board of Directors,  each of whom shall not be an officer or employee of the MACC Private Equities Inc. (the "Company")
     or any of its affiliates, but shall be independent of the management of the
     Company and free of any  relationship  that, in the opinion of the Board of
     Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member.(1)

     All  members of the Audit  Committee  shall be able to read and  understand fundamental  financial  statements,  including a company's  balance  sheet, income statement,  and cash flow statement,  and at least one member of the
     Audit Committee  shall be an "audit  committee  financial  expert," as that term is  defined  in  rules  promulgated  by the  Securities  and  Exchange
     Commission ("SEC").

     The  members  of the  Audit  Committee  shall be  elected  by the  Board of
     Directors  at the annual  meeting of the Board of Directors to serve a term of one year or until their  successors shall be duly elected and qualified.
     The  Board of  Directors  will  appoint  a Chair to  preside  at the  Audit
     Committee  meetings  and  schedule  meetings as  appropriate.  The Board of
     Directors shall make the  determination  as to (a) the independence of each member  of the  Audit  Committee;  and (b)  which  member(s)  of the  Audit
     Committee qualify as an "audit committee financial expert."

     A. Definition of Independence

     The following persons are not considered independent:

     (1)  a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

_____________________________

     (1)  Prior to the  Sarbanes-Oxley  Act of 2002  ("Sarbanes-Oxley"),  NASDAQ
rules contained an exemption to the  independence  standards under  "exceptional and limited  circumstances."  Following  Sarbanes-Oxley  and SEC proposed rules, there are no longer any  exceptions  to the  requirement  that the entire  Audit
Committee be independent. See Securities and Exchange Act of 1934 ss. 10A(m), as
amended by Sarbanes-Oxley;  Proposed Rule:  Standards Relating to Listed Company
Audit  Committees,  Exchange Act Release No.  34-47137  (Feb. 18, 2003) (rule to become  effective by April 26, 2003 and new  requirements to become operative no later than the first  anniversary  of the  publication  of the final rule in the
Federal Register).

                                       22

     (2)  a director who accepts any consulting,  advisory or other compensatory fee from the Company or any of its affiliates, other than compensation for board or committee service;(2)

     (3)  a director who is any member of the family of an individual who is, or has been in any of the past three  years,  employed  by the Company or any of its affiliates as an executive officer;(3)

     (4)  a director  who is a partner in, or a  controlling  stockholder  or an executive  officer of, any for-profit  business  organization to which the Company made, or from which the Company received,  payments (other
          than  those  arising   solely  from   investments   in  the  Company's
          securities) that exceed 5% of the Company's or business organization's consolidated  gross revenues for that year, or $200,000,  whichever is more, in any of the past three years;

     (5)  a director who is employed as an executive of another entity where any of the  Company's  executives  serve  on  that  entity's  compensation committee;

     (6)  a director  who owns or  controls  20% or more of voting  stock of the
          Company;(4) or

     (7)  a director who is an "interested  person" of the Company as defined in
          Section  2(a)(19) of the  Investment  Company Act of 1940,  as amended
          (the "1940 Act").(5)

     B.   Definition of "Audit Committee Financial Expert"(6)

     An  "audit  committee  financial  expert"  is a  person  who  has,  through education and  experience as a public  accountant or auditor or a principal financial officer, controller, or principal accounting officer of a company that,  at the time the person  held such  position,  was  required  to file reports  pursuant to Section 13(a) or 15(d) of the Securities  Exchange Act
     of 1934,  as amended (the  "Exchange  Act"),  or  experience in one or more positions  that  involve  the  performance  of similar  functions  (or that results,  in the  judgment  of the  Company's  Board of  Directors,  in the
     person's   having  similar   expertise  and   experience),   the  following
     attributes:

_____________________________

     (2)  See  Proposed  Rule:   Standards  Relating  to  Listed  Company  Audit
Committees,  Exchange Act Release No.  34-47137  (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new  requirements  to become  operative no later than the first  anniversary of the  publication of the final rule in the Federal
Register).

     (3) See NASDAQ Corporate  Governance Proposal (Nov. 20, 2002) (the proposed rule would  broaden its scope to  encompass  any family  member  instead of only immediate family members.

     (4) Id.

     (5)  See  Proposed  Rule:   Standards  Relating  to  Listed  Company  Audit
Committees,  Exchange Act Release No.  34-47137  (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new  requirements  to become  operative no later than the first  anniversary of the  publication of the final rule in the Federal
Register).

     (6) See Final Rule:  Disclosure  Required  by  Sections  406 and 407 of the
Sarbanes-Oxley  Act of 2002,  1933 Act  Release  No.  33-8177  (Jan.  24,  2003)
(effective date: March 3, 2003).

                                       23

     (1)  an  understanding  of generally  accepted  accounting  principles  and financial statements;

     (2)  experience applying such generally accepted  accounting  principles in connection  with the accounting  for estimates,  accruals and reserves that are generally comparable to the estimates, accruals and reserves, if any, used in the Company's financial statements;

     (3)  experience  preparing or auditing  financial  statements  that present accounting issues that are generally comparable to those raised by the
          Company's financial statements;

     (4)  experience  with  internal   controls  and  procedures  for  financial
          reporting; and

     (5)  an understanding of audit committee functions.

II.  PURPOSE

     The  primary  function  of the Audit  Committee  is to assist  the Board of
     Directors in  fulfilling  its oversight  responsibilities  by reviewing the financial reports and other financial  information  provided by the Company to any governmental  body or the public;  the Company's systems of internal controls  regarding finance,  accounting,  legal compliance and ethics that management  and the Board of Directors has  established;  and the Company's
     auditing,   accounting  and  financial   reporting   processes   generally.
     Consistent  with  this  function,  the  Audit  Committee  should  encourage continuous improvement of, and should foster compliance with, the Company's policies,  procedures  and practices at all levels.  The Audit  Committee's primary duties and responsibilities are as follows:

     •    To  serve  as an  independent  and  objective  party  to  monitor  the
          Company's financial reporting process and internal control system.

     •    To review and appraise the audit efforts of the Company's  independent auditors and management of the Company.

     •    To  provide  an open  avenue of  communication  among the  independent auditors, financial and senior management,  employees(7) and the Board of Directors.

     The Audit  Committee  will  primarily  fulfill  these  responsibilities  by carrying out the activities enumerated in Section IV of this Charter.

III. MEETINGS

_____________________________

     (7) Under SEC proposed  rules,  it is imperative for the Audit Committee to cultivate  open and  effective  channels  of  information  about  the  Company's financial reporting process among not only management,  but also employees.  See
Proposed Rule:  Standards Relating to Listed Company Audit Committees,  Exchange
Act Release No. 34-47137 (Feb. 18, 2003) (rule to become  effective by April 26,
2003  and  new  requirements  to  become  operative  no  later  than  the  first anniversary of the publication of the final rule in the Federal Register).

                                       24

     The Audit  Committee  shall meet  regularly as determined by the members of the Audit Committee or as directed by the Board of Directors.  The Chair of the Audit  Committee  shall prepare or approve an agenda in advance of each meeting. The President, Chief Financial Officer, outside legal counsel, and a  representative  from the  independent  auditors  may be  invited  to all meetings.  Other  management  may be  invited as  necessary.  Non-committee members  may be excused  from  attendance  at any meeting or portion of any meeting by the Chair.

     As part of its job to foster open communication, the Audit Committee should meet at least  annually with  management  and the  independent  auditors in separate  executive sessions to discuss any matter that the Audit Committee or  each of  these  groups  believes  should  be  discussed  privately.  In addition, the Audit Committee or its Chair should meet with the independent auditors  and  management  quarterly  to  review  the  Company's  financial statements and significant findings based upon the auditor's limited review procedures.

IV. AUTHORITY AND RESPONSIBILITIES

     The Audit  Committee  shall be  solely  responsible(8)  for the  retention,
     compensation  and  oversight  of  the  work  of  the  independent   auditor
     (including   resolution  of  disagreements   between   management  and  the
     independent  auditor  regarding  financial  reporting)  for the  purpose of preparing  or issuing  an audit  report or related  work.  The  independent auditor shall report directly to the Audit Committee.

     The  Audit  Committee  shall  have the  authority,  to the  extent it deems necessary or appropriate,  to retain independent legal, accounting or other
     advisors.(9)  The  Company  shall  provide  for  appropriate   funding,  as
     determined  by the Audit  Committee,  for  payment of  compensation  to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

     1.   Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors for approval.

_____________________________

     (8)  See  Proposed  Rule:   Standards  Relating  to  Listed  Company  Audit
Committees,  Exchange Act Release No.  34-47137  (Feb. 18, 2003) (rule to become effective by April 26, 2003 and new  requirements  to become  operative no later than the first  anniversary of the  publication of the final rule in the Federal
Register)  (Because  Section  32(a)  of the  Investment  Company  Act  currently requires  that  independent  auditors  of  registered  investment  companies  be selected by a majority of disinterested directors,  this rule exempts registered investment  companies from the  requirement  that the Audit  Committee be solely responsible for the selection of independent auditors.

     (9) See id.

                                       25

     2.   Review the Company's audited financial statements prior to the release of year-end  earnings  and/or the  Company's  financial  statement and prior to filing the Company's Annual Report on Form 10-K.

     3.   Review the Company's  quarterly financial results prior to the release of quarterly  earnings  and/or the Company's  financial  statement and prior to filing the Company's Quarterly Report on Form 10-Q.

     4.   Review,  as  appropriate,  any other  material  financial  information
          submitted  to  any   governmental   or  public  body,   including  any
          certification,  report, opinion, or review rendered by the independent auditors.

Independent Auditors

     5.   The  independent  auditors  are  ultimately  accountable  to the Audit
          Committee  and the  Board  of  Directors,  as  representatives  of the
          Company's stockholders. The Audit Committee and the Board of Directors
          have  the  ultimate   authority  and   responsibility  to  select  the
          independent   auditors  and  the  Audit  Committee  has  the  ultimate
          responsibility  to  evaluate  and,  where  appropriate,   replace  the
          independent  auditors (or to nominate the  independent  auditors to be proposed for stockholder approval in any proxy statement).(10)

     6.   Obtain  and  review a report  from the  independent  auditor  at least
          annually   regarding   (a)   the   independent    auditor's   internal
          quality-control procedures, (b) any material issues raised by the most recent internal  quality-control  review, or peer review, of the firm, or by any inquiry or  investigation  by  governmental  or professional authorities  within the preceding  five years  respecting  one or more independent  audits  carried  out by the firm,  (c) any steps taken to deal  with any such  issues,  and (d) all  relationships  between  the independent  auditor and the  Company.  Evaluate  the  qualifications, performance and  independence of the  independent  auditor,  including considering  whether the auditor's  quality  controls are adequate and
          the  provision  of  permitted   non-audit  services   compatible  with
          maintaining  the  auditor's  independence,  taking  into  account  the opinions of  management  and internal  auditors.  The Audit  Committee shall present its conclusions to the Board.(11)

     7.   Pre-approve  any  non-audit  services  that are  permitted  under  the
          Exchange Act and SEC rules.(12)

_____________________________

     (10) See id.

     (11) See Final Rule: Strengthening the Commission's  Requirements Regarding
Auditor Independence, 1933 Act Release No. 33-8183 (Effective Date: May 6, 2003)
(requiring the independent auditor to prepare such reports).

     (12) See id.

                                       26

     8.   Ensure  receipt  from the  independent  auditors  of a formal  written statement  delineating all  relationships  between the auditor and the
          Company, consistent with Independence Standards Board Standard No. 1.

     9.   Actively  engage in dialogue with the  independent  auditors and legal counsel with respect to any disclosed  relationships  or services that may  impact  the  objectivity  and  independence  of  the  independent auditors.

     10.  Take, or recommend that the full Board of Directors take,  appropriate action to oversee the independence of the independent auditors.

     11.  Recommend to the Board policies for the Company's  hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.(13)

     12.  Approve, where appropriate, fees and other significant compensation to be paid to the independent auditors.

     13.  Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit  procedures to be utilized,  the location, reliance on management, and staffing for the audit.

     14.  Following  each audit by the  independent  auditors,  obtain  from the independent  auditors  assurance  that Section 10A of the Exchange Act has not been implicated.

     15.  In connection  with the Company's  year-end  financials,  discuss with financial  management and the independent  auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent  auditors in accordance with Statement on Accounting Standards No. 61.

     16.  In connection  with the  Company's  interim  financials,  discuss with financial  management and independent auditors any significant changes to the Company's  accounting  principles  and any items required to be communicated by the independent  auditors in accordance with Statement on Accounting  Standards No. 71. The Chair of the Audit  Committee may
          represent  the entire Audit  Committee  for purposes of the  quarterly review and communication.

     17.  Consider  and  approve,  if  appropriate,  significant  changes to the
          Company's   auditing  and  accounting   principles  and  practices  as
          suggested by the independent auditors or management.

_____________________________

     (13) See id.  (prohibiting  any person who was employed by the  independent auditor an who  participated  in any capacity in the audit of the Company during the preceding one-year period from being a chief executive officer,  controller, chief financial officer,  chief accounting  officer, or serving in an equivalent position in the Company.).

                                       27

     18.  Ensure the rotation of the audit partners as required by law. Consider whether,  in order to assure continuing  auditor  independence,  it is appropriate  to adopt a policy of rotating  the  independent  auditing firm on a regular basis.(14)

Improvement Process

     19.  Meet  periodically  with  management  to review  the  Company's  major financial risk exposure and the steps  management has taken to monitor and control such exposures.

Proxy Statement

     20.  Approve the report of the Audit Committee required by the rules of the
          SEC to be included in the Company's annual proxy statement.

     21.  Oversee the publication of this Charter,  following amendment, and, in any event, at least every three years,  in the Company's  annual proxy statement in accordance with SEC regulations.

Ethical Compliance

     22.  Establish,  review  and  update  periodically  the  Company's  Code of
          Ethics(15)   and  Policy  Against   Insider   Trading  and  Prohibited
          Transactions  ("Insider Trading Policy"). The effectiveness of Code of
          Ethics and Insider  Trading  Policy shall be reviewed  annually by the
          Audit  Committee,  with a report  thereafter by the Audit Committee to the Board of Directors.  The report shall include any  recommendations for proposed  changes to the Code of Ethics and Insider Trading Policy which the Audit Committee believes are reasonably  necessary to ensure high  ethical  conduct by the  Company's  chief  executive  and senior financial officers and to prevent fraudulent, deceptive, misleading or manipulative  acts by "Access  Persons" as that term is defined in the
          Insider Trading Policy.

     23.  Review  management's  monitoring of the Company's  compliance with the
          Insider  Trading  Policy or any other  potential  conflict of interest situations  arising in respect of the Company's  affairs and involving the Company's investment adviser, affiliates and employees.

_____________________________

     (14) See id. (The  Sarbanes-Oxley  Act requires  rotation of certain  audit partners on a five-year basis in order to continue to provide audit services for a registrant.).

     (15) Under SEC final rules,  the Company is required to disclose whether it has a Code of Ethics  applicable  to the chief  executive  and senior  financial officers;  if the Company has not adopted such Code of Ethics,  it must disclose why it has not done so. See Final Rule:  Disclosure Required by Sections 406 and
407 of the  Sarbanes-Oxley  Act of 2002,  1933 Act Release No. 33-8177 (Jan. 24,
2003) (effective date: March 3, 2003).

                                       28

Procedures for Handling Complaints(16)

     24.  Establish  procedures for the receipt,  retention and treatment of (a)
          complaints  received by the  Company  regarding  accounting,  internal accounting  controls or auditing  matters;  and (b) the  confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Miscellaneous

     25.  Review with the Company's  general counsel legal matters that may have
          a  material  impact  on  the  financial   statements,   the  Company's
          compliance  policies  related  to  financial  matters  or the  Insider
          Trading  Policy  and any  material  reports  or  inquiries  related to financial  matters that are received from  regulators or  governmental agencies.

     26.  At each  meeting of the Audit  Committee,  the Audit  Committee  shall review all invoices for payment of fees and expenses to the  Company's investment  adviser together with any related records requested by the
          Audit Committee from time to time.

     27.  The Audit  Committee  shall oversee the  maintenance of investments in compliance  with  Section  17(f) of the 1940 Act. The Chair shall have the responsibility to review the documentation  required in connection with the deposit or withdrawal of the Company's  securities or similar investments  by persons  authorized  by the Board of Directors to have access to such securities.

     28.  The Audit Committee is authorized to review, from time to time, in the
          Committee's  discretion,  electronic  data  processing  procedures and controls,  policies  and  procedures  regarding  expenses  and  use of corporate assets.

     29.  The Audit  Committee  shall  review  and  approve  any  changes to the
          Disclosure  Committee Charter,  the Disclosure Policy and the Internal
          Control Policy proposed by the Disclosure Committee of the Company.

     30.  Periodically  conduct  a  self-assessment  of  the  Audit  Committee's performance.

     31.  Perform  any  other  activities  consistent  with  this  Charter,  the
          Company's  Bylaws and  governing  law, as the Audit  Committee  or the
          Board of Directors deems necessary or appropriate.

     LIMITATION OF AUDIT COMMITTEE'S ROLE

_____________________________

     (16)  This  section   addresses   the   "whistleblower"   requirements   of
Sarbanes-Oxley and SEC proposed rules. See Proposed Rule:  Standards Relating to
Listed  Company Audit  Committees,  Exchange Act Release No.  34-47137 (Feb. 18,
2003) (rule to become effective by April 26, 2003 and new requirements to become operative no later than the first  anniversary  of the  publication of the final rule in the Federal Register).

                                       29

         While the Audit Committee has the responsibilities and powers set forth in this Charter,  it is not the duty of the Audit  Committee to plan or conduct audits or to determine that the Company's financial  statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditors.  Nor is it the duty of the Audit Committee to assure compliance with laws and regulations, the Code of Ethics and the
         Insider Trading Policy.

                                       As amended on February 25, 2003

                                       30